Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the "Agreement") is dated as of the 31st day of July, 2011, by and between DYNAMIC VENTURES CORP., a Delaware corporation   (the "Company"), BUNDLED BUILDER SOLUTIONS,  INC., a Delaware corporation ("Guarantor") and TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the "Buyer").

RECITALS

WHEREAS, Buyer desires to purchase from Company, and the Company desires to sell and issue to Buyer, upon the terms and subject to the conditions contained herein, up to  One Million Dollars ($1,000,000) of senior secured redeemable debentures in the form attached hereto as  Exhibit "A" (the "Debentures"), of which Five Hundred Thousand Dollars ($500,000) shall  be purchased on the date hereof (the "First Closing"), and up to Five Hundred Thousand Dollars ($500,000) may be purchased as set forth in Section 4.2 below (the "Second Closing")(each of the First Closing and the Second Closing are sometimes hereinafter individually referred to as a "Closing" and collectively as the "Closings"), all for the total purchase price of up to One Million Dollars ($1,000,000) (the "Purchase  Price"), and all otherwise subject to the terms and provisions hereinafter set forth; and

WHEREAS, the Company has agreed to secure all of its Obligations to Buyer under the Debentures by granting to the Buyer a continuing and first priority security interest in all of the assets and properties of the Company pursuant to a Security Agreement dated as of the date hereof (the "Security Agreement"); and

WHEREAS, as a material inducement for Buyer to purchase the Debentures pursuant to the terms set forth herein, Guarantor has agreed to execute a guaranty in favor of the Buyer (the "Guarantv") whereby  Guarantor  guarantees  all  of  the  Company's   obligations  to  Buyer  under  the  Transaction Documents, and in addition, Guarantor has agreed to further secure all of the Company's  Obligations to Buyer  under the Transaction Documents and all of the Guarantor's  Obligations to  Buyer under the Guaranty by granting to the Buyer a continuing and first priority security interest in all of the assets and properties of the Guarantor pursuant to a Security Agreement dated as of the date hereof (the "Guarantor Security Agreement");

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the pmiies hereto, each intending to be legally bound, agree as follows:

ARTICLE I
RECITALS. EXHIBITS. SCHEDULES

The foregoing recitals are true and correct and, together with the Schedules and Exhibits referred to hereafter, are hereby incorporated into this Agreement by this reference.

Exhibit 10.1 - Page - 1

ARTICLE II
DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

2.1       "Affiliate" means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term "control," "controlling," "controlled" and words of similar import, when used in this context, means, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies ·of such Person, whether through the ownership of voting securities, by contract or otherwise.

2.2       "Assets" means all of the properties and assets of the Company or the Guarantor or used by the Company or the Guarantor in their respective businesses as presently conducted or as proposed to be conducted in the future, whether real, personal or mixed, tangible or intangible, wherever located.

2.3       "Claims" means any Proceedings, Judgments, Obligations, threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

2.4           "Common Stock" means the Company's common stock, $0.0001 par value per share.

2.5   "Consent" means any consent, approval, order or authorization of, or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

2.6       "Contract" means any written or oral contract, agreement, order or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders  agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.7           "Effective Date"  means  the  date  set  forth  in  the  introductory  paragraph  of  this Agreement.

2.8        "Encumbrance"  means   any  lien,   security   interest,   pledge,   mortgage,  easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.9        "Environmental  Requirements"  means aU  Laws and requirements relating to human, health, safety or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, or Hazardous Materials in the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or otherwise relating to the treatment, storage, disposal, transport or handling of any Hazardous Materials.

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2.10      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.11     "GAAP" means generally accepted accounting principles, methods and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the SEC or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

2.12    "Governmental  Authority” means any foreign, federal, state or local government,  or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.13   "Hazardous  Materials"  means: (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers  or  other  equipment  that  contain  dielectric  fluid  containing  levels  of  polychlorinated biphenyls (PCB's); (ii) any chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Law; and (iii) any other chemical, material, substance, or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental Authority.

2.14      "Judgment" means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.15      "Law" means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.16           "Leases" means all leases for real or personal property.

2.17      "Material Adverse  Effect" means with respect to the event, item or question at issue, that such event, item or question would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Transaction Documents; (ii) a material adverse effect on the results of operations, Assets, business or condition (financial or otherwise) or prospects of the Company or any of its subsidiaries, either individually or taken as a whole; or (iii) a material adverse effect on the Company's or Guarantor's ability to perform, on a timely basis, its respective Obligations under this Agreement or any Transaction Documents.

2.18     "Material Contract" shall mean any Contract to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries, or any of its Assets are bound and which: (i) involves aggregate payments of Ten Thousand Dollars ($10,000) or more to or from the Company or any of its subsidiaries; (ii) involves delivery, purchase, licensing or provision, by or to the Company or any of its subsidiaries, of any goods, services, assets or other items having a value (or potential value)  over the term of  such  Contract  of  Ten  Thousand  Dollars  ($10,000)  or  more  or  is otherwise material to the conduct of the Company's or its subsidiaries's  business as now conducted and as contemplated to be conducted in the future; (iii) involves a Lease to ro from the Company or any of its subsidiaries; (iv) imposes any guaranty, surety or indemnification Obligations on the Company or any of its subsidiaries; or (v) prohibits the Company or any of its subsidiaries  from engaging  in any business or competing anywhere in the world.

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2.19      "Obligation" means any debt, .liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

2.20      "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity, quality and frequency).

2.21      "Permit" means  any  license,  permit,  approval,  waiver,  order,  authorization,  right  or privilege of any nature whatsoever, granted, issued, approved or allowed by any Governmental  Authority.

2.22      "Person" means any individual, sole proprietorship, joint venture, partnership,  company, corporation,  association,  cooperation,  trust,  estate,  Governmental  Authority,  or any  other  entity  of any nature whatsoever.

2.23      "Principal  Trading  Market" shall  mean the Nasdaq Global Select  Market,  the Nasdaq Global Market,  the Nasdaq  Capital  Market,  the OTC Bulletin  Board,  the NYSE  Euronext  or the New York Stock Exchange, whichever is at the time the pri ncipal trading exchange or market for the Common Stock.

2.24      "Proceeding"  means  any  demand,  claim,  suit,  action,  litigation,  investigation,   audit, study, arbitration, administrative  hearing, or any other proceeding of any nature whatsoever.

2.25     "Real Property" means any real estate, land, building, structure, improvement, fixture or other real property of any nature whatsoever, including, but not limited to, fee and leasehold interests.

2.26           "SEC" means the United States Securities and Exchange Commission.

2.27           "Securities" means, collectively, the Debentures and the Shares.

2.28    "Securities Act"  means  the  Securities  Act  of  1933,  as  amended,  and  the  rules  and regulations promulgated thereunder.

2.29           "Shares"  means  the  shares  of  the  Company's  Common  Stock  to  be  issued  by  the Company to Buyer in accordance  with Section 7.6 below.

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2.30      "Tax"  means  (i)  any  foreign,  federal,  state  or  local  income,  profits,  gross  receipts, franchise, sales, use, occupancy,  general  property, real property,  personal  property,  intangible  property, transfer, fuel,  excise,  accumulated  earnings,  personal  holding  company,  unemployment  compensation, social  security,  withholding  taxes,  payroll  taxes,  or  any  other  tax  of  any  nature  whatsoever,   (ii)  any foreign, federal, state or local organization  fee, qualification  fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever,  or (iii) any deficiency,  interest or penalty imposed with respect to any of the foregoing.

2.31      "Tax Return" means any tax return, filing, declaration,  information statement  or other form or document required to be filed in connection with or with respect to any Tax.

2.32      "Transaction  Documents"  means any documents or· instruments  to  be executed  by Company and Guarantor in connection with this Agreement, including the Debentures, the Security Agreement, the Guaranty and the Guarantor Security Agreement.

ARTICLE III
INTERPRETATION

In this Agreement, unless the express context otherwise requires: (i) the words "herein," "hereof'' and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words "A1iicle" or "Section" refer to the respective Articles and Sections of this Agreement, and references to "Exhibit" or "Schedule" refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a "party" mean a party to this Agreement and include references to such party's permitted successors and permitted assigns; (iv) references to a "third party" mean a Person not a party to this Agreement; (v) the terms "dollars" and "$" means U.S. dollars; (vi) wherever the word "include," "includes" or "including" is used in this Agreement, it will be deemed to be followed by the words "without limitation."

ARTICLE IV

PURCHASE AND SALE OF DEBENTURES

4.1         Purchase and Sale of Debentures.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, Buyer agrees to purchase, at each Closing, and Company agrees to sell and issue to Buyer, at each Closing, Debentures in the amount of the Purchase Price applicable to each Closing as more specifically set forth below.

4.2        Closing Dates. The First Closing of the purchase and sale of the Debentures shall be for Five Hundred Thousand Dollars ($500,000), and shall take place simultaneously with the execution of this Agreement on the Effective Date, subject to satisfaction of the conditions to the First Closing set forth in this Agreement (the "First Closing Date"), and the Second Closing of the purchase and sale of the Debentures shall be at such times and for such amounts as determined in accordance with Section 4.4 below, subject to satisfaction of the conditions to the Second Closing set forth in this Agreement (the "Second Closing Date") (collectively referred to as the "Ciosin!! Dates").  The Closings shall occur on the respective Closing Dates through the use of overnight mails and subject to customary escrow instructions from Buyer and its counsel, or in such other manner as is mutually agreed to by the Company and the Buyer.

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4.3      Form of Payment.    Subject  to  the  satisfaction  of  the  terms  and  conditions of  this Agreement, on each Closing Date: (i) the Buyer shall deliver to the Company, to a Company account designated by the Company, the aggregate proceeds for the Debentures to be issued and sold to Buyer at each such Closing, minus the fees to be paid directly from the proceeds of each such Closing as set forth in  this  Agreement,  in  the  form  of  wire  transfers  of  immediately  available  U.S. funds;  and  (ii) the Company shall deliver to Buyer the Debentures and Shares which Buyer is purchasing hereunder at each Closing, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

4.4        Second Closing.  At any time after the First Closing but prior to the maturity date of any of the Debentures issued in the First Closing, the Company may request that Buyer purchase additional Debentures hereunder up to the full amolmt of the Purchase Price, by written notice to Buyer, and, subject to the conditions  below, Buyer shall purchase such  additional  Debentures  in such  amounts  and at such times as Buyer and the Company  may mutually  agree, so long as the following  conditions  have  been satisfied,  in Buyer's  sole and absolute  discretion:  (i) no default or "Event  of Default"  (as such  term  is defined in any of the Transaction Documents) shall have occurred or be continuing  under this Agreement or any other Transaction Documents;  and (ii) any additional purchase of Debentures beyond the purchase of Debentures at the First Closing shall have been approved  by Buyer, which approval  may be given  or withheld in Buyer's  sole and absolute discretion.                                                     ·

ARTICLE V

BUYER'S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants to Company, that:

5.1     Investment Purpose. Buyer is acquiring the Securities for its own account  for investment only and not with a view towards, or for resale in connection  with, the public sale or distribution  thereof, except  pursuant  to sales  registered  or exempted  under the Securities  Act;  provided,  however,  that  by making the representations  herein,  Buyer  reserves the right to dispose  of the Securities  at any  time  in accordance with or pursuant to an effective registration statement covering such Securities  or an available exemption under the Securities Act.

5.2           Accredited  Investor Status.   Buyer is an "accredited investor" as that term is defined in Rule 50l(a) (3) of Regulation D, as promulgated under the Securities Act.

5.3      Reliance  on Exemptions.    Buyer  understands  that the Securities  are  being offered  and sold to it in reliance on specific  exemptions  from the registration  requirements  of United States  federal and state securities  laws and that the Company  is relying  in  part upon  the truth  and  accuracy  of,  and Buyer's  compliance  with,  the  representations,  warranties,  agreements,  acknowledgments  and understandings  of Buyer set forth herein in order to determine the availability  of such exemptions  and the eligibility of Buyer to acquire the Securities.

5.4                      Information.  Buyer  and  its  advisors,  if  any,  have  been  furnished   with  all  materials relating to the business, finances  and operations of the Company  and information Buyer deemed material to making  an informed  investment  decision  regarding  its purchase  of the Securities,  which  have  been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management.  Neither  such  inquiries,  nor any  other  due  diligence  investigations conducted  by Buyer or its advisors, if any, or its representatives,  shall  modify, amend  or affect Buyer's right  to rely on the Company's representations  and  warranties  contained  in Article  VI  below.   Buyer understands that its investment in the Securities  involves a high degree  of risk.   Buyer is in a position regarding  the  Company,  which,  based  upon  employment,  family  relationship  or  economic  bargaining power, enabled and enables Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment.   Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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5.5        No Governmental Review.  Buyer  understands  that  no  United  States  federal  or  state Governmental  Authority has passed on or made any recommendation  or endorsement  of the Securities,  or the fairness  or suitability  of the investment  in the Securities,  nor have such  Governmental  Authorities passed upon or endorsed the merits ofthe offering of the Securities.

5.6     Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer, enforceable in accordance with its terms, except as such enforceability  may be limited by general principles  of equity  or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors'  rights and remedies.

ARTICLE VI

REPRESENTATIONS  AND WARRANTIES OF THE COMPANY AND GUARANTOR

Except as set forth and disclosed in the disclosure schedule attached to this Agreement and made a part hereof, the Company and Guarantor hereby make, jointly and severally,  the following representations and warranties to the Buyer:

6.1     Subsidiaries.   Except as set forth in  Schedule 6.1, the Company has no subsidiaries  and the Company does not own, directly or indirectly,  any outstanding  voting securities  of or other interests in, or have any control over, any other Person.   For purposes of the representations  and warranties  of the Company set forth in this Article VI, all representations  and warranties from or related to the Company, its business, Assets, operations or prospects shall be deemed to mean and construed  to include  the same representation and warranty from each subsidiary of the Company, including Guarantor, as applicable, regardless  of whether  each  of such  representations  and  warranties  in Article  VI specifically   refers  to subsidiaries or not, as if such representations and warranties were originally made by the subsidiaries themselves in each case.

6.2        Organization.   The Company  and its subsidiaries  are corporations  (except in the case of the Company's subsidiaries,  some of which are are limited liability  companies),  duly organized,  validly existing  and in good  standing  under the Lavvs of the jurisdiction  in which they  are incorporated.    The Company has the full corporate power and authority and all necessary certificates, licenses, approvals  and Permits to: (i) enter into and execute this Agreement and the Transaction  Documents and to perform all of its  Obligations  hereunder  and  thereunder;  and  (ii)  own  and  operate  its  Assets  and  properties  and  to conduct and carry on its business as and to the extent now conducted.   The Company  is duly qualified  to transact business and is in good standing as a foreign corporation  in each jurisdiction  where the character of  its  business  or  the  ownership   or  use  and  operation   of  its  Assets   or  properties   requires   such qualification.     Schedule  6.2  contains  a  correct  and  complete  list  of  the  jurisdictions   in  which  the Company is qualified to do business as a foreign corporation.

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6.3     Authority and Approval of Agreement; Binding Effect.   The execution  and delivery  by Company of this Agreement  and the Transaction  Documents,  and the performance  by Company  of all of its Obligations  hereunder  and thereunder,  including  the  issuance  of the Securities,  have been  duly and validly authorized  and approved  by Company  and its board of directors  pursuant  to all applicable  Laws and no other corporate  action or Consent on the part of Company,  its board of directors, stockholders or any other Person is necessary  or required by the Company to execute this Agreement  and the Transaction Documents, consummate the transactions contemplated herein and therein, perfmm all of Company's Obligations  hereunder  and  thereunder,  or  to  issue  the  Securities.    This  Agreement  and  each  of  the Transaction  Documents have been duly and validly executed  by Company (and the officer executing this Agreement  and  all such  other  Transaction  Documents  is duly  authorized  to act  and execute  same  on behalf of Company)  and constitute  the  valid  and  legally  binding  agreements  of Company,  enforceable against Company  in accordance  with their respective  terms, except as such enforceability  may be limited by  general   principles  of  eqLtity or  applicable   bankruptcy,   insolvency,   reorganization,  moratorium, liquidation  and  other  similar  laws  relating  to,  or  affecting  generally,  the  enforcement   of  applicable creditors'  rights and remedies.

6.4           Capitalization.  The  authorized  capital  stock  of  the  Company  consists  of  200,000,000 shares of Common Stock, of which 50,075,000 shares of Common Stock are issued and outstanding  as of the Effective  Date.  All of  such  outstanding  shares  have  been  validly  issued  and  are  fully paid  and nonassessable.    The Common Stock is currently quoted on the OTC Bulletin Board under the trading symbol "DYNV."  The  Company  has  received  no notice,  either  oral  or  written,  with  respect  to  the continued  eligibility of  the  Common  Stock  for  quotation  on  the  Principal  Trading   Market,  and  the Company  has maintained  all requirements  on its part for the continuation  of such  quotation.   Except as disclosed in the SEC Documents, no shares of Common Stock are subject  to preemptive  rights  or any other similar rights or any Encumbrances suffered or permitted by the Company.   Except as disclosed  in the  SEC  Documents  and  except  as set  forth  in Schedule 6.4,  as  of  the  date  hereof:  (i) there  are  no outstanding  options,  warrants,  scrip,  rights  to  subscribe  to,  calls  or  commitments   of  any  character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or  any  of  its subsidiaries,  or  Contracts,  commitments,  understandings  or  arrangements   by which  the Company or any of its subsidiaries  is or may become bound to issue additional shares of capital stock  of the  Company  or  any  of  its subsidiaries,   or  options,  warrants,  scrip,  rights  to  subscribe   to,  calls  or commitments  of any character  whatsoever  relating to, or securities  or rights convertible  into, any shares of  capital stock of the Company  or any of its subsidiaries;  (ii) there are no outstanding  debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing  indebtedness  ofthe Company or any of its subsidiaries,  or by which the Company or any of its subsidiaries  is or may become bound; (iii) there are no outstanding  registration  statements  with  respect  to the  Company  or any  of its securities;   (iv) there  are  no  agreements   or  arrangements   under  which  the  Company   or  any  of  its subsidiaries  is obligated  to  register  the sale of any of their securities  under  the Securities  Act (except pursLtant to this Agreement); (v) there are no financing statements securing obligations filed in connection with  the  Company;  (vi) there  are  no  securities   or  instruments   containing   anti-dilution   or  similar provisions that will be triggered by this Agreement or any related agreement  or the consummation of the transactions  described herein or therein; and (vii) there are no outstanding securities  or instruments  of the Company  which contain any redemption  or similar provisions,  and there are no Contracts  by which the Company  is or may become bound to redeem a security of the Company.   The Company  has furnished to the  Buyer  true,  complete  and  co1Tect copies  of:  (I)  the  Company's Certificate  of  Incorporation,   as amended and as in effect on the date hereof (the "Certificate of Incorporation"); and (II) the Company's Bylaws, as in effect on the date hereof (the "Bvlaws").   Except for the Certificate of Incorporation  and the Bylaws, there are no other shareholder  agreements, voting agreements  or other Contracts of any nature or kind that restrict, limit or in any manner impose Obligations on the governance  of the Company.

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6.5        No Conflicts;  Consents and Approvals.  The execution,  delivery   and performance  of this Agreement  and  the  Transaction  Documents,  and  the  consummation   of  the  transactions   contemplated hereby and thereby, including the issuance of any of the Securities,  will not: (i) constitute a violation of or conflict with the Certificate of Incorporation, Bylaws or any other organizational  or governing documents of Company; (ii) constitute  a violation of, or a default or breach under (either immediately,  upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment,  acceleration  or cancellation  of, any provision of any Contract  to which Company  is a party or by which any of its Assets or properties  may be bound; (iii) constitute  a violation  of, or a default  or breach  under  (either  immediately,   upon  notice,  upon  lapse  of  time,  or  both),  or  conflicts  with,  any Judgment;  (iv) constitute  a violation  of, or conflict  with, any Law (including  United  States federal  and state securities  Laws  and the rules and regulations  of any market or exchange  on which  the Common Stock is quoted); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise  held by or for the  use of,  Company  or  any  of  Company's Assets.    The  Company  is  not  in  violation  of  its  Certificate   of Incorporation, Bylaws or other organizational  or governing documents and the Company  is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company  in default  or breach)  under, and the Company  has not taken  any action  or failed  to take  any action  that would give to any other Person any rights of termination, amendment, acceleration  or cancellation  of, any Contract to which the Company is a party or by which any property or Assets of the Company  are bound or affected. The businesses of the Company are not being conducted, and shall not be conducted  so long as Buyer owns any of the Securities, in violation of any Law. Except as specifically  contemplated  by this Agreement,  the  Company  is  not required  to obtain  any  Consent  of, from,  or  with  any  Governmental Authority, or any other Person, in order for it to execute, deliver or perform any of its Obligations  under this Agreement or the Transaction  Documents  in accordance  with the terms hereof or thereof,  or to issue and sell the Securities  in accordance  with  the  terms  hereof.   Except  as disclosed  in  Schedule  6.5,  all Consents which the Company  is required to obtain pursuant to the immediately  preceding  sentence  have been obtained  or effected  on or prior  to the  date  hereof.    The Company is not aware  of any facts  or circumstances which might give rise to any of the foregoing.

Exhibit 10.1 - Page - 9

6.6        Issuance   of  Securities.   The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Encumbrances  with  respect  to the issue  thereof,  and  will  be issued  in compliance  with  all applicable United  States  federal  and  state  securities  Laws.    Assuming  the  accuracy  of  the  representations  and warranties of the Buyer set forth in Article V above, the offer and sale by the Company  of the Securities is exempt from: (i) the registration and prospectus delivery requirements of the Securities  Act; and (ii) the registration  and/or qualification  provisions of all applicable state and provincial securities  and "blue sky" laws.

6.7        SEC Documents: Financial Statements.  The  Common  Stock  is  registered  pursuant  to Section 12 or Section 15(d) ofthe Exchange  Act and the Company has filed all reports, schedules,  forms, statements and other documents required to be filed by it with the SEC under the Exchange  Act (all of the foregoing filed within the two (2) years preceding  the date hereof or amended after the date hereof and all exhibits  included therein  and financial statements  and schedules  thereto  and documents  incorporated  by reference therein, being hereinafter referred to as the "SEC Documents").   The Company is current with its filing obligations under the Exchange Act and except as set forth in  Schedule  6.7, all SEC Documents have been filed on a timely basis or the Company  has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension.  The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC's  website (www.sec.gov)  at no charge to Buyer, and Buyer acknowledges  that it may retrieve  all SEC Documents from such  website  and Buyer's access  to such  SEC  Documents  through  such  website  shall  constitute delivery of the SEC Documents to Buyer; provided, however, that if Buyer is unable to obtain any of such SEC Documents  from  such  website  at no charge,  as result  of such  website  not  being  available  or any other reason beyond Buyer's  control, then upon request from Buyer, the Company  shall deliver to Buyer true and  complete  copies  of such  SEC  Documents.    The  Buyer  shall  also  deliver  to  Buyer  true  and complete  copies  of all draft filings,  reports,  schedules,  statements  and  other  documents  required  to be filed with the SEC that have been prepared  but not filed with the SEC as of the date hereof. As of their respective  dates,  the  SEC  Documents  complied  in  all  material  respects  with  the  requirements  of  the Exchange Act, and none of the SEC Documents,  at the time they were filed with the SEC, contained  any untrue statement  of a material  fact or omitted  to state  a material  fact  required  to  be stated  therein  or necessary in order to make the statements  therein,  in light of the circumstances  under  which they  were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable Law (except as set forth in  Schedule 6.7 or such statements  as have been amended or updated in subsequent  filings prior the date hereof, which amendments  or updates are also part of the SEC Documents).   As of their respective dates, except as set forth in  Schedule 6.7, the financial statements of the Company included in the SEC Documents ("Financial Statements") complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC  with respect  thereto.  All  of the  Financial  Statements  have been prepared  in accordance  with GAAP, consistently  applied,  during the  periods involved  (except:  (i) as may be otherwis-e indicated  in such Financial Statements  or the notes thereto; or (ii) in the case of unaudited interim statements,  to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material  respects  the  consolidated  financial  position  of  the  Company  as  of the  dates  thereof  and  the consolidated  results  of its operations  and cash flows for the periods then ended (subject,  in the case  of unaudited  statements,  to normal year-end  audit adjustments).    No other information  provided  by or on behalf of the Company  to the Buyer  which is not included  in the SEC Documents  contains  any  untrue statement  of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

Exhibit 10.1 - Page - 10

6.8        Absence  of Certain  Changes.   Since  the date the  last of the SEC Documents  was filed with the SEC, none of the following have occurred:

(a)           There  has  been  no  event  or  circumstance   of  any  nature  whatsoever  that  has resulted in, or could reasonably  be expected to result in, a Material Adverse Effect; or

(b)           Any transaction, event, action, development, payment, or any other matter of any nature whatsoever entered into by the Company other than in the Ordinary Course of Business.

6.9        Absence of Litigation or Adverse Matters. Except as set forth in  Schedule 6.9: (i) there is no Proceeding  before or by any  Governmental  Authority  or any  other  Person,  pending,  or the  best of Company's knowledge, threatened  or contemplated  by, against or affecting the Company,  its business  or Assets; (ii) there is no outstanding  Judgments  against  or affecting  the Company,  its business  or Assets; (iii) the Company  is not in breach or violation of any Contract;  and (iv) the Company  has not received any material complaint from any customer, supplier, vendor or employee.

6.10      Liabilities and Indebtedness of the Company.   The  Company does  not  have  any Obligations  of any nature whatsoever,  except: (i) as disclosed  in  Schedule  6.10; (ii) as disclosed  in the Financial  Statements;  or (iii) Obligations  incurred  in the Ordinary  Course  of Business  since the date of the last Financial Statements filed by the Company with the SEC which do not or would not, individually or in the aggregate, exceed Ten Thousand Dollars ($10,000) or otherwise have a Material Adverse Effect.

6.11      Title  to  A ssets.   The  Company  has good  and  marketable  title to,  or  a valid  leasehold interest in, all of its Assets which are material to the business and operations  of the Company as presently conducted, free and clear of all Encumbrances or restrictions  on the transfer or use of same.  Except as set forth in Schedule 6.11 and except as would not have a Material Adverse  Effect, the Company's Assets are in good operating condition  and repair, ordinary  wear and tear excepted, and are free of any latent or patent defects which might impair their  usefulness,  and are suitable  for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

6.12           Real Estate.

(a)           Real Propertv Ownership.  The Company does not own any Real Property.

(b)      Real Property Leases.  Except for the Leases described  in  Schedule  6.12(b) (the "Company Leases"), the Company does not lease any other Real Property.   With respect to each of the Company Leases: (i) the Company has been in peaceful possession of the property leased thereunder  and neither the Company nor the landlord is in default thereunder; (ii) no waiver, indulgence or postponement of any of the Obligations  thereunder  has been granted  by the Company or landlord thereunder;  and  (iii) there exists no event, occurrence,  condition or act known to the Company which, upon notice or lapse of time or both, would be or could become a default thereunder or which could result in the termination of the Company Leases, or any of them, or have a Material Adverse Effect on the business ofthe Company, its Assets or its operations or financial results.  The Company has not violated nor breached any provision of any such Company Leases, and all Obligations required to be performed by the Company  under any of such Company Leases have been fully, timely and properly performed.   The Company  has delivered  to the Buyer  true,  correct  and  complete  copies  of  all  Company  Leases,  including  all  modifications   and amendments thereto, whether in writing or otherwise.   The Company has not received any written or oral notice to the effect that any of the Company Leases will not be renewed at the termination of the term of such Company Leases, or that any of such Company Leases will be renewed only at higher rents.

Exhibit 10.1 - Page - 11

6.13      Material  Contracts.  An  accurate,  current  and complete  copy  of  each  of  the  Material Contracts has been furnished to Buyer and each of the Material Contracts constitutes the entire agreement of the respective  parties thereto  relating to the subject  matter thereof.   There are no outstanding  offers, bids, proposals  or quotations  made  by Company  which,  if accepted,  would  create  a Material  Contract with Company.    Each of the Material  Contracts  is in full  force  and effect  and  is a valid  and  binding Obligation  of the parties  thereto in accordance  with the terms and conditions  thereof.   All Obligations required to be performed under the terms of each of the Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term  or condition  thereof,  nor has any event  occurred  which,  through  the  passage  of time  or the giving  of  notice,  or  both,  would  constitute  a  default  thereunder  or  would  cause  the  acceleration   or modification of any Obligation  of any party thereto or the creation of any Encumbrance  upon any of the Assets of the Company.   Further, the Company has received no notice, nor does the Company  have any knowledge,  of any pending  or contemplated  tennination of any of the Material  Contracts  and, no such termination is proposed or has been threatened, whether in writing or orally.

6.14      Compliance  with Laws.   The Company is and at all times  has  been in full compliance with all Laws.  The Company has not received any notice that it is in violation of, has violated, or is under investigation with respect to, or has been threatened to be charged with, any violation of any Law.

6.15      Intellectua l Property.  The Company owns or possesses adequate  rights or licenses to use all trademarks,  trade  names,  service  marks,  service  mark  registrations,  service  names,  patents,  patent rights, copyrights, inventions,  licenses, approvals, governmental  authorizations,  trade secrets and all other intellectual  property  rights necessary  to conduct  its business as now conducted.  The Company  does not have any knowledge of any infringement  by the Company  of trademark, trade name rights, patents, patent rights, copyrights,  inventions,  licenses,  service  names,  service  marks,  service  mark  registrations,  trade secret or other similar  rights of others, and, to the knowledge  of the Company,  there is no Claim being made  or  brought  against,  or  to  the  Company's  knowledge,   being  threatened   against,  the  Company regarding  trademark,  trade  name,  patents,  patent  rights,  invention,  copyright,  license,  service  names, service marks, service mark registrations, trade secret or other infringement; and the Company  is unaware of any facts or circumstances  which might give rise to any of the foregoing.

Exhibit 10.1 - Page - 12

6.16      Labor and Employment Matters.  The Company is not involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened.  None of the Company's employees  is a member  of  a  union  and  the  Company  believes  that  its  relations  with  its employees  are  good.  The Company has complied in all material respects with all Laws relating to employment matters, civil rights and equal employment opportunities.

6.17      Employee  Benefit  Plans.   Except as set fmih  in  Schedule  6.17, the Company  does not have and has not ever maintained, and has no Obligations  with respect to any employee  benefit plans or arrangements,  including  employee  pension  benefit  plans,  as defined  in Section  3(2)  of  the  Employee Retirement  Income Security  Act of 1974, as amended  ("ERISA"),  multiemployer  plans,  as defined  in Section 3(37) of ERISA, employee  welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation  plans, stock option plans, bonus plans, stock purchase plans, hospitalization,  disability  and other  insurance  plans,  severance  or  termination  pay  plans  and  policies,  whether  or  not  described  in Section 3(3) of ERISA, in which employees, their spouses or dependents of the Company  participate (collectively,  the "Employee  Benefit  Plans").  To the Company's knowledge, all Employee Benefit Plans meet the minimum funding standards of Section 302 of ERISA, where applicable, and each such Employee Benefit Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code of 1986 is qualified.   No withdrawal liability has been incurred under any such Employee Benefit  Plans  and  no "Reportable  Event"  or "Prohibited   Transaction'' (as such  terms  are  defined  in ERISA),  has  occurred  with  respect  to  any  such  Employee  Benefit  Plans,  unless  approved   by  the appropriate  Governmental  Authority.   To  the Company's knowledge,  the Company  has promptly  paid and discharged all Obligations arising under ERISA of a character which if unpaid or unperformed  might result in the imposition of an Encumbrance against any of its Assets or otherwise have a Material Adverse Effect.

6.18      Tax Matters.   Except as set forth in  Schedule  6.18,  the Company  has made and timely filed all Tax Returns required  by any jurisdiction  to which it is subject,  and each such Tax Return  has been prepared in compliance  with all applicable Laws, and all such Tax Returns are true and accurate  in all respects.   With respect to any Tax Returns not timely filed and listed on  Schedule 6.18, within ninety (90) days of the Effective Date, the Company shall file all such Tax Returns and pay all Taxes,  penalties, interest and other sums due in connection  with such late filing, if any .  The Company is not aware of any facts, circumstances or other matters outstanding with  any  taxing  authority   of  any  jurisdiction   in connection  with any Tax Returns not timely filed that could have a Material Adverse Effect.  Except and only to the extent that the Company  has set aside on its books  provisions  reasonably  adequate  for the payment of all unpaid and unreported Taxes, the Company has timely paid all Ta.'Ces shown or determined to be due on such Tax Returns, except those being contested  in good faith, and the Company  has set aside on its books provision reasonably  adequate  for the payment of all Taxes  for periods  subsequent  to the periods to which such Tax Returns apply. There are no unpaid Ta.xes in any material amount claimed to be due by the taxing authority of any jurisdiction,  and the officers of the Company know of no basis for any  such  claim.    The  Company  has  withheld  and  paid  all  Taxes  to  the  appropriate   Governmental Authority  required to have  been  withheld and  paid in connection  with amounts  paid  or owing  to any Person.   There is no Proceeding  or Claim for refund now in progress,  pending or threatened  against or with respect to the Company regarding Taxes.

Exhibit 10.1 - Page - 13

6.19      Insurance.   The Company  is covered  by valid, outstanding  and enforceable  policies  of insurance which were issued to it by reputable insurers of recognized financial responsibility,  covering  its properties, Assets and businesses against losses and risks normally insured against by other corporations or entities in the same or similar lines of businesses as the Company is engaged and in coverage amounts which  are  prudent  and  typically  and  reasonably  carried  by  such  other  corporations   or  entities  (the "Insurance Policies").  Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid.  None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated  by this Agreement.   The  Company  has complied  with the  provisions  of such  Insurance Policies.    The  Company  has not  been  refused  any  insurance  coverage  sought  or  applied  for  and  the Company  does not have any reason to believe  that it will not be able to renew its existing  Insurance Policies as and when such Insurance Policies expire or to obtain similar coverage from similar insurers as may be necessary to continue its business  at a cost that would not materially  and adversely  affect  the condition, financial or otherwise, or the earnings, business or operations of the Company.

6.20     Permits. The Company possesses all Permits necessary to conduct its business, and the Company  has not received any  notice of, or is otherwise  involved  in any  Proceedings  relating to,  the revocation or modification of any such Permits.  All such Permits are valid and in full force and effect and the Company is in full compliance with the respective requirements of all such Permits.

6.21      Bank  Accounts; Business  Location.  Schedule 6.21  sets  forth,  with  respect  to  each account of the Company  with any bank, broker or other depository  institution: (i) the name and account number of such account; (ii) the name and address of the institution where such account  is held; (iii) the name of any Person(s)  holding  a power of attorney  with  respect to such  account,  if any; and (iv) the names  of  all  authorized  signatories  and  other  Persons  authorized  to withdraw  funds  from  each  such account.  The Company has no office or place of business other than as identified on  Schedule 6.21 and the Company's principal places of business and chief executive  offices  are indicated  on Schedule  6.21. All books and records of the Company  and other material  Assets of the Company  are held or located at the principal offices ofthe Company indicated on  Schedule 6.21.

6.22      Environmental Laws.  The Company is and has at all times been in compliance  with any and all applicable  Environmental  Requirements,  and there are no pending Claims  against  the Company relating to any Environmental  Requirements,  nor to the best knowledge  of the  Company,  is there any basis for any such Claims.

6.23      Illegal Payments.   Neither  the Company,  nor any  director,  officer,  agent,  employee  or other Person acting on behalf of the Company  has, in the course of his actions  for, or on behalf of, the Company:  (i)  used  any  corporate  funds  for  any  unlawful  contribution,   gift,  entertainment   or  other unlawful expenses relating to political activity; (ii) made any direct or indirect  unlawful  payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices  Act of 1977, as amended;  or (iv) made any bribe, rebate,  payoff,  influence  payment,  kickback  or  other  unlawful  payment  to  any  foreign  or  domestic government official or employee.

Exhibit 10.1 - Page - 14

6.24      Related Patty  Transactions.   Except  for arm's  length transactions  pursuant to which the Company  makes  payments  in the Ordinary  Course  of Business  upon terms  no  less favorable  than the Company could obtain from third parties and except as otherwise set forth in  Schedule  6.24, none ofthe officers, directors or employees of the Company,  nor any stockholders  who own, legally or beneficially, five percent  (5%)  or more of the issued  and  outstanding  shares  of any class of the Company's  capital stock (each a "Material Shareholder"), is presently a party to any transaction  with the Company  (other than  for  services  as  employees,   officers  and  directors),   including  any  Contract   providing   for   the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or Material Shareholder  or, to the best knowledge of the Company, any other Person in which any officer, director, or any such employee or Material Shareholder has a substantial  or material interest in or of which any officer, director or employee of the Company or Material Shareholder  is an officer, director, trustee or partner.  There are no Claims  or disputes  of  any  nature  or  kind  between  the  Company  and  any  officer,  director  or  employee   of  the Company or any Material Shareholder, or between any of them, relating to the Company and its business.

6.25      Internal Accounting Controls.    The  Company  and  each  of  its subsidiaries   maintain  a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed  in  accordance   with  management's  general  or  specific   authorizations; (ii) transactions   are recorded  as necessary  to  permit  preparation  of financial  statements  in conformity  with  GAAP  and  to maintain asset accountability;  (iii) access to Assets  is permitted  only in accordance  with management's general  or specific  authorization;  and (iv) the recorded  accountability  for  Assets  is compared  with  the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences.

6.26     Acknowledgement Ree:ardine: Buyer's  Purchase of the Securities.  The Company acknowledges and agrees that Buyer is acting solely in the capacity  of an arm's  length purchaser  with respect to this Agreement and the transactions  contemplated  hereby. The Company further acknowledges that Buyer is not acting as a financial  advisor or fiduciary  of the Company  (or in any similar  capacity) with respect to this Agreement  and the transactions  contemplated  hereby and any advice given  by Buyer or  any  of its  representatives or agents in connection with this agreement   and   the  transactions contemplated  hereby  is merely  incidental  to Buyer's purchase  of the Securities.  The Company further represents to Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

6.27           Intentionally Left Blank.

6.28      Brokerage Fees.   There is no Person acting on behalf of the Company  who is entitled  to or has any claim for any brokerage or finder's  fee or commission in connection  with the execution  of this Agreement or the consummation  of the transactions contemplated  hereby.

Exhibit 10.1 - Page - 15

6.29      Full Disclosure.   All the representations  and warranties  made by Company  herein or in the  Schedules   hereto,  and  all  of  the  statements,   documents   or  other  information   pertaining   to  the transaction  contemplated  herein made or given by Company,  its agents or representatives, are complete and accurate, and do not omit any information  required to make the statements  and information  provided, in light of the transaction  contemplated  herein and in light of the circumstances  under which they  were made, not misleading, accurate and meaningful.

ARTICLE VII COVENANTS

7.1           Negative Covenants.

(a)           Indebtedness.                                So  long  as  Buyer  owns,  legally   or  beneficially,   any  of  the Debentures,  neither  the Company,  nor any of its subsidiaries  shall,  either  directly  or indirectly,  create, assume, incur or have outstanding any indebtedness  for borrowed money of any nature or kind (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise,  for any Obligation of any other Person, except for: (i) the Debentures; (ii) Obligations  for accounts  payable, other than for money borrowed,  incurred in the Ordinary Course of Business;  (iii) indebtedness  existing on the date hereof and set forth in the Company Financial Statements or otherwise set forth in Schedule 7.1(a); and (iv) indebtedness approved by the Buyer, which approval shall not be unreasonably  withheld. Buyer and the Company  agree that the foregoing  restrictions  will no longer apply  or be effective  upon payment in full of the Debentures.

(b)        Encumbrances.    So  long  as  Buyer  owns,  legally  or  beneficially,   any  of  the Debentures,  neither  the Company,  nor any of its subsidiaries  shall, either  directly  or indirectly,  create, assume, incur or suffer or permit to exist any Encumbrance  upon any Asset of the Company  or any of its subsidiaries, whether owned at the date hereof or hereafter acquired.

(c)           Intentionally Left Blank.

(d)        Transfer;  Merger.    So  long  as Buyer  owns,  legally  or beneficially,  any  of the Debentures, neither the Company, nor any of its subsidiaries  shall, either directly or indirectly,  permit or enter into any transaction involving  a "Change  in Control" (as hereinafter defined),  or any other merger, consolidation,  sale, transfer, license, lease, encumbrance  or otherwise disposition  of all or any pmi of its prope1iies or business or all or any substantial  pmi of its Assets, except for the sale, lease or licensing  of property or Assets of the Company in the Ordinary Course of Business.  For purposes ofthis Agreement, the term "Change of Control" shall mean any sale, conveyance,  assignment  or other transfer,  directly or indirectly,  of  any  ownership  interest  of the  Company  or  any  of its subsidiaries  which  results  in any change in the identity  of the individuals  or entities  previously  having  the power to direct, or cause  the direction  of, the management  and  policies  of the Company  or any of its subsidiaries,  or the grant  of a security interest in any ownership  interest of any Person  directly or indirectly  controlling  the Company, which could result in a change in the identity of the individuals or entities previously  having the power to direct, or cause the direction  of, the management  and policies of the Company  or any of its subsidiaries. Buyer and the Company  agree  that the foregoing  restrictions  will no longer  apply or be effective  upon payment in full of the Debentures.

Exhibit 10.1 - Page - 16

(e)         Capital Expenditures.   So long as Buyer owns, legally or beneficially,  any of the Debentures,  neither the Company,  nor any of its subsidiaries  shall, either directly  or indirectly,  make or incur  Obligations  or  undertake  expenditures  for  the  acquisition  or  lease  of any  fixed  Assets  or  other Obligations or expenditures  which are required to be capitalized  under GAAP.

(f)           Distributions;    Restricted   Payments.    So   long   as   Buyer   owns,   legally   or beneficially, any of the Debentures,  neither the Company,  nor any of its subsidiaries  shall, either directly or indirectly:  (i) purchase  or redeem any shares of its capital stock; (ii) declare  or pay any dividends  or distributions,  whether  in cash or otherwise,  or set aside any funds for any such  purpose;  (iii) make any loans, advances  or extensions  of credit  to, or investments  in, any Person,  including,  without  limitation, any Affiliates  of the  Company  or its subsidiaries,  or the  Company's officers,  directors,  employees  or Material  Shareholders,  or the officers,  directors,  employees  of any subsidiary  of the Company;  or (iv) increase the annual salary paid to any officers or directors of the Company  or any of its subsidiaries  as of the Effective  Date.   Notwithstanding the foregoing  restrictions  in this Section  7.l(:f) to the contrary, so long as no default or Event of Default exists under this Agreement  or any other Transaction  Documents, the restrictions under this Section 7.l(:f) shall not apply.   Immediately upon the occurrence of a default or

Event of Default under this Agreement or any other Transaction Documents,  the restrictions  under this Section 7.l(f)  shall become applicable and effective.

(g)        Use of Proceeds.   The proceeds from the purchase and sale  of  the Debentures shall only be used by the Company for the specific purpose of paying for audit and legal expenses  of the Company  necessary or required for the Company  to file a registration  statement  on Form S-1, and for general working capital purposes.

(h)         Business  Activities:  Change  of  Legal     tarus and  Organizational   Documents. Neither the Company, nor any of its subsidiaries, shall: (i) engage in any line of business other than the businesses engaged in as of the Effective Date  and business  reasonably  related  thereto;  (li) change  its respective  name,  organizational   identification   number,  its  type  of  organization,   its  jurisdiction   of organization or other legal structure; or (iii) permit its Certificate of Incorporation,  Bylaws or other organizational  documents to be amended or modified in any way which could reasonably  be expected  to have a Material Adverse Effect.

(i)         Transactions  with Affiliates.   Neither the Company,  nor any of its subsidiaries, shall  enter  into  any  transaction  with  any  of  its  Affiliates,   officers,  directors,   employees,   Material Shareholders ·or other insiders, except in the Ordinary Course of Business and upon fair and reasonable terms that are no less favorable to the Company or its subsidiaries, as applicable, than it would obtain in a comparable  arm 's  length  transaction  with  a  Person  not  an  Affiliate  of  the  Company   or  any  of  its subsidiaries.

7.2           Affirmative Covenants.

(a)         Coroorate Existence.  The Company and each of its subsidiaries  shall at all times preserve and maintain their respective: (i) existence and good standing  in the jurisdiction  of its and their organization;  and (ii) its and  their  qualification  to  do business  and  good  standing  in each  jurisdiction where  the  nature  of  its and  their  business  makes  such  qualification  necessary,  and  shall  at  all  times continue as a going concern in the business which the Company is presently conducting.

Exhibit 10.1 - Page - 17

(b)        Tax Liabilities.   The Company and each of its subsidiaries  shall at all times pay and discharge- all Taxes upon, and all Claims (including claims for labor, materials and supplies)  against the Company and each of its subsidiaries  or any of its or their properties or Assets,  before the same shall become delinquent and before penalties accrue thereon,  unless and to the extent that the same are being contested  in good faith by appropriate  proceedings  and for which adequate  reserves  in accordance  with GAAP are being maintained.

(c)         Notice of Proceedings.   The Company shall, promptly, but not more than five (5) days after knowledge thereof shall have come to the attention of any officer of the Company, give written notice to the Buyer of all threatened or pending Proceedings before any Governmental  Authority which may have a Material Adverse Effect.

(d)        Material  Adverse Effect.   The Company shall,  promptly,  but not more than five (5) days after knowledge  thereof shall have come to the attention  of any officer  of the Company,  give written notice to the Buyer of any event, circumstance,  fact or other matter that could in any way have or be reasonably expected to have a Material Adverse Effect.

(e)          Notice of Default.   The Company shall,  promptly, but not more  than five (5) days after the commencement thereof,  give  notice  to the Buyer  in writing  of the occurrence of any  default or "Event  of Default" (as such term is defined  in any of the Transaction Documents) or of any event  which, with  the  lapse  of  time,  the  giving  of  notice  or  both,  would  constitute a default  or  an  Event  of  Default hereunder  or under any other Transaction Documents.

(f)         Reporting Status; Listing.  So long as Buyer  owns,  legally  or beneficially, any  of the Securities, the  Company  shall:  (i)  file  in a timely  manner  all  reports  required  to  be filed  under  the Securities  Act,  the  Exchange   Act  or  any  securities  Laws   and  regulations  thereof   applicable  to  the Company   of  any  state  of the  United  States,   or  by  the  rules  and  regulations of  the  Principal Trading Market,  and, to provide  a copy thereof  to the Buyer  promptly after such filing;  (ii) not terminate its status as an issuer  required to file  reports  under  the  Exchange Act  even  if the  Exchange Act  or the  rules  and regulations  thereunder  would   otherwise  permit   such   termination;  (iii)  if  required  by  the  rules   and regulations of the  Principal  Trading  Market, promptly  secure  the listing  of the Shares  upon  the  Principal Trading  Market  (subject  to official  notice  of issuance) and, take  all reasonable action  under  its control to maintain  the continued listing,  quotation and trading of its Common Stock  (including, without limitation, the  Shares)   on  the  Principal   Trading   Market, and  the  Company shall  comply   in  all  respects   with  the Company 's  reporting, filing  and  other  Obligations under  the  bylaws  or rules  of  the  Financial Industry Regulatory Authority, Inc. and such other  exchanges, as applicable. The Company shall  promptly  provide to Buyer copies  of any notices it receives from the SEC or any Principal  Trading Market.

Exhibit 10.1 - Page - 18

(g)         Rule 144.   With a view to making  available to Buyer  the  benefits  of Rule  144,  so long as Buyer  owns,  legally or beneficially, any of the Securities, the Company shall,  at its sole expense:

(i)        make, keep and ensure that  adequate current public  information  with respect to the Company, as required  in accordance with Rule 144, is publicly  available;

(ii)       furnish to the  Buyer, promptly upon reasonable request: (A)  a  written statement  by  the  Company  that  it  has  complied  with  the  reporting  requirements  of  Rule   144,   the Securities Act and  the Exchange Act;  and  (b) such  other  information as may be reasonably requested by Buyer  permit  the Buyer  to sell any ofthe Securities pursuant to Rule 144 without limitation; and

(iii)        promptly  at the request  of the Buyer,  give  the  Company's transfer agent instructions to the  effect  that,  upon  the  transfer  agent's receipt  from  the Buyer  of a certificate (a "Rule 144  Certificate")  certifying that  the  Buyer's  holding period  (as  determined  in  accordance  with   the provisions of Rule  I 44) for any  portion  of the Shares  which  the Buyer  proposes to sell  (the "Securities Being Sold") is not  Jess than six (6) months, and receipt  by the transfer  agent  of the "Rule 144  Opinion" (as hereinafter defined) from the Company or its counsel, the transfer agent  is to effect  the transfer of the Securities Being  Sold  and  issue  to the  Buyer(s) or  transferee(s) thereof  one  or  more  stock  certificates representing the  transferred Securities Being  Sold  without any  restrictive legend  and  without  recording any  restrictions on  the transferability of such  shares  on the  transfer agent's  books  and  records.    In this regard,  upon  Buyer's request,  the  Company shall  have  an affirmative obligation to cause  its counsel to issue to the transfer agent  a legal opinion  providing that,  based  on the Rule  144 Certificate, the Securities Being  Sold  may  be  sold  pursuantto the  provisions of  Rule  144,  even  in  the  absence of  an  effective registration statement (the "Rule 144 Opinion").  If the transfer agent  reasonably requires any additional documentation at  the  time  of the  transfer, the  Company shall  deliver  or cause  to  be  delivered all  such reasonable additional documentation as may  be necessary to effectuate the issuance of an unlegended ce1tificate,  all at the Company's expense.

(h)        Employment  Contracts  and Kev  Man  Insurance.    On or prior  to a date  that  is sixty (60) days following the First Closing, the Company shall enter into employment  contracts  with Paul Kalkbrenner,  President and CEO, Mark Summers,  CFO, and David  Brown, COO.   The Company  shall deliver copies of the fully executed  employment contracts  to the Buyer within such sixty  (60) days.  In addition, on or prior to a date that is sixty (60) days following  the First Closing, provided such key man insurance is reasonably obtainable and reasonable in cost, the Company shall purchase (at its sole expense with  premiums  prepaid)  and  keep  in  full  force  and  effect  at  all  times  while  the  Debentures   remain outstanding,  key man life insurance  on Paul Kalkbrenner  in an amount  at least equal  to the  principal amount of the Debentures then outstanding,  plus all interest and premiums that may otherwise  be payable under the Debentures assuming they remain outstanding for their entire term, which insurance shall name the Buyer as beneficiary thereof  and shall provide for proceeds thereof to be payable directly  to Buyer. Such key man life insurance shall  be purchased from insurance  companies  reasonably  acceptable  to the Buyer and the original policy of such insurance shall be delivered to the Buyer no later than the sixtieth (60th) day following the First Closing.   The parties agree that cost for such key man insurance of $10,000 or less per year shall be deemed  reasonable.   The Company  hereby represents  and warrants that it is not aware of any facts, circumstances  or other matters that would  prevent  the Company  from obtaining  the key man insurance required hereby on Paul Kalkbrenner.

Exhibit 10.1 - Page - 19

7.3           Reporting Requirements.   The Company shall fumish to the Buyer the following:

(a)        Annual Audited  Financial Statements.   Within ninety (90) days after the close of each fiscal  year  of the Company,  a copy  of the  annual  audited  financial  statements  of the  Company, including  balance sheet, statement  of income and retained earnings, statement  of cash flows for the fiscal year  then  ended,  in  reasonable   detail,   prepared  and  reviewed   by  an  independent   certified   public accountant reasonably acceptable to Buyer, containing an unqualified  opinion of such accountant;  and

(b)           Within twent;(20) days following the end of each month, a copy of the financial statements  of the  Company  regarding  such  month,  including  balance  sheet,  statement  of  income  and retained eamings,  statement  of cash flows for the month then ended,  in reasonable  detail, prepared  and certified as accurate in all material respects by the an officer of the Company.

7.4      · Financial   Covenants.     The  Company   shall   meet  or  exceed  the  quarterly   EBITDA benchmarks  set forth in  Exhibit  "B" attached  hereto,  measured  as of the  respective  dates set forth  on Exhibit  "B".  Notwithstanding anything  contained  in this  Agreement  to  the  contrary,  so  long  as  no default  or Event  of  Default  has  occurred  under this  Agreement  or any  other Transaction  Documents, failure by the Company to meet the financial covenants in this Section 7.4 shall not, in and of itself, be a default hereunder; provided, however,  that upon the occurrence  of a default or an Event of Default by the Company  under  this  Agreement  or any  other Transaction  Documents,  the  financial  covenants  of this Section 7.4 shall become fully  applicable  and effective  and the Company 's failure to comply  with same shall, in that event, be a default under this Agreement.

7.5           Fees and Expenses.

(a)         Transaction  Fees.   The Company  agrees  to pay to Buyer  a transaction  advisory fee equal to four percent (4%) of the amount of the Debentures  purchased  by Buyer at the First Closing, which fee shall be due and payable on the Effective Date and withheld from the gross purchase price paid by Buyer  for the  Debentures.    In the event  of  a Second  Closing,  the  Company  shall  pay  to Buyer a transaction advisory fee equal to two percent (2%) of the amount of the Debentures  purchased  by Buyer at the Second Closing, which fee shall be due and payable upon the Second Closing  and withheld from the gross purchase price paid by Buyer for the Debentures at the Second Closing.

(b)        Due Diligence Fees.   The Company agrees to pay to the Buyer  a due diligence fee equal to Ten Thousand  and No/100 Dollars ($10,000.00),  which shall  be due and  payable  in full on the Effective Date, or any remaining portion thereof shall be due and payable on the Effective Date if a portion of such fee was paid upon the execution of any term sheet related to this Agreement.

Exhibit 10.1 - Page - 20

(c)        Document Review and Legal Fees.  The Company agrees to pay to the Buyer or its counsel a document  review and legal fee equal to Ten Thousand  and  No/100 Dollars  ($10,000.00), which shall be due and payable in full on the Effective Date, or any remaining  portion  thereof shall  be due and payable on the Effective Date if a portion of such. fee was paid upon the execution  of any term sheet related to this Agreement.   In addition, in the event of a Second Closing, the Company  agrees to pay to the Buyer or its counsel  an additional  structuring  and legal fee equal to Five Thousand  and No/1 00 Dollars ($5,000.00).  The Company also agrees to be responsible for the prompt payment of all legal fees and expenses of the Company and its own counsel  and other professionals incurred  by the Company in connection with the negotiation and execution of this Agreement and the Transaction  Documents.

(d)        Other Fees.  The Company also agrees to pay to the Buyer,  upon demand, or to otherwise  be  responsible  for  the  payment  of,  any  and  all  other  costs  and  expenses,   including  the reasonable  fees,  costs,  expenses  and  disbursements  of counsel  for  the  Buyer  and  of  any  experts  and agents, which the Buyer may incur or which may otherwise be due and payable in connection  with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination ofthis Agreement or any other Transaction Documents;  (ii) any documentary stamp taxes, intangibles  taxes, recording tees, filing fees, or other similar taxes, fees or charges  imposed by or due to any Governmental  Authority in connection with this Agreement or any other Transaction Documents; (iii) the exercise or enforcement  of any of the rights of the Buyer under this Agreement or the Transaction Documents; or (iv) the failure by the Company to perform or observe any of the provisions of this Agreement or any of the Transaction Documents.  Included in the foregoing shall be the amount of all expenses  paid or incurred  by Buyer in consulting  with counsel  concerning  any of  its rights  under this Agreement or any other Transaction  Document  or under applicable  law.  To the extent  any such costs, fees, charges, taxes or expenses are incurr-ed prior to the funding of proceeds from a Closing,  same shall be  paid  directly  from  the  proceeds  of  each  such  Closing.    All  such  costs  and  expenses,  ·if  not  so immediately  paid when due or upon demand thereof, shall bear interest from the date of outlay until paid, at the highest rate set forth in the Debenture, or if none is so stated, the highest rate allowed  by law.  All of such costs and expenses shall be part of the Obligations  due under the Debentures.   The provisions of this Subsection  shall survive  the termination  of this Agreement.   Notwithstanding  anything  contained in this Section 7.5(cl) to the contrary,  the Buyer agrees that it shall not directly  pay any of the fees or costs required to be paid under this Section 7.5(d) unless the Buyer first makes written demand to the Company for payment of same, and if the Company fails to pay such fees or costs within ten (10) days from the date the Buyer notifies the Company that such fees or costs are due, then the Buyer may (but shall  have no obligation to do so) pay such fees and costs in accordance with this Section 7.5(d).

7.6           Shares.

(a)         Share Issuance.  At each Closing, the Company shall issue to the Buyer that number  of shares  of the  Company's Common  Stock  that  equal  to a dollar  amount  that  is twenty-five percent (25%) of the gross Purchase Price of the Debentures purchased at.each Closing  (in the aggregate, the "Share Value").  By way of example only, at the First Closing, where the Buyer is purchasing  and the Company is issuing Debentures  of $500,000, -the Company shall issue to the Buyer  a number of shares that equal to an aggregate Share Value of$125,000 ofthe Company's Common Stock, since $125,000 is 25% of the amount of the Debentures being purchased at the First Closing.  For purposes  of determining the number of Shares issuable to Buyer under this Section 7.6, the Company's Common  Stock  shall  be valued as of the business day immediately  prior to the date the purchase of the Debenture  is funded  by Buyer (the "Valuation  Date"), using the daily volume weighted average price of the Common  Stock  for the  five  (5)  trading  days  immediately  prior  to  the  Valuation  Date  (the  "VWAP"),  as  reported   by Bloomberg L.P.  The Buyer shall confirm to the Company in writing, the VWAP for the Common  Stock as of the Valuation  Date, and the  corresponding  number  of Shares issuable  at the  applicable  Closing based on such VWAP.  The Company shall instruct its transfer agent to issue certificates  representing  the Shares issuable to the Buyer immediately upon the occurrence of each Closing, and shall cause its transfer agent to deliver such certificates to Buyer within ten (10) days following each Closing.   In the event such certificates representing the Shares issuable hereunder shall not be delivered to the Buyer  within said ten (10)  day  period,  same  shall   be  an  immediate   default   under  this  Agreement   and  the  Transaction Documents.  The Shares shall be deemed fully eamed by Buyer upon issuance therefor.

Exhibit 10.1 - Page - 21

(b)           Adjustments.   It is the intention of the Company and Buyer that the value of the Shares on a date that is nine (9) months after the applicable Closing (the "Nine Month Valuation Date") shall  be equal to the Share  Value.   Valuation  of the Shares  at the Nine Month  Valuation  Date shall  be undertaken  by Buyer  using the VWAP of the Common  Stock for the five (5) trading  days immediately prior to the Nine Month  Valuation Date, as repo1ted by Bloomberg  L.P.   In the event  the value  of the Shares issued to Buyer under this Section 7.6 (including any proceeds received by the Buyer from sales of the Shares at any time prior to the Nine Month Valuation Date), at the Nine Month Valuation  Date, is less than the Share  Value, then the Buyer shall so  notifY the Company  and the Company  hereby  agrees  to either: (i) immediately pay such shortfall  in cash to the Buyer; or (ii) immediately take all required  action necessary or required in order to cause the issuance of additional shares of the Company's Common Stock to Buyer such that at the Nine Month Valuation Date, the Buyer shall have been issued Shares  having an aggregate value, using the valuation methodology  set forth above, equal to the Share  Value.   In the event the value of the Shares issued to Buyer  under this Section  7.6 (including  any proceeds  received  by the Buyer from sales of the Shares at any time prior to the Nine Month Valuation Date),  at the Nine Month Valuation Date, is more than the Share Value, then the Buyer shall so notifY the Company  and the Buyer hereby agrees to return to the Company  such number of Shares  such that at the Nine Month  Valuation Date, the Buyer shall only retain Shares (or cash proceeds from the sale of Shares)  having  an aggregate value,  using  the valuation  methodology  set  forth  above,  equal  to the  Share  Value. In  the  event  an additional  Share  issuance  is required at the Nine Month  Valuation  Date, the Company  shall instruct  its transfer   agent  to  issue  certificates   representing   such   additional   Shares  to  the  Buyer   immediately subsequent  to the Buyer's  notification to the Company  that additional Shares are issuable hereunder,  and the Company shall  in any event cause its transfer agent to deliver such certificates  to Buyer  within ten (10)  days  following   the  date  Buyer  notifies  the  Company   that  additional  Shares  are  to  be  issued hereunder.   In the event such certificates  representing such additional  Shares issuable  hereunder shall not be delivered to the Buyer within said ten (10) day period, same shall be an immediate  default under this Agreement and the Transaction Documents.

Exhibit 10.1 - Page - 22

    (c)         Registration  of Shares.   The Common  Stock  to be issued  to Buyer  pursuant  to this Section 7.6 shall be included on any registration statement filed by the Company after the date hereof, unless such shares may be resold without any limitation pursuant to Rule 144 ofthe SEC.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and sell the Securities  to the Buyer  at the Closings  is subject  to  the satisfaction,  at or  before  the  respective  Closing  Dates,  of  each  of  the following  conditions,  provided  that these  conditions  are  for  the  Company's sole  benefit  and  may  be waived by the Company at any time in its sole discretion:

8.1           Buyer  shall   have  executed  the  Transaction   Documents   and  delivered  them   to  the Company.

8.2        The representations  and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing  Dates as though  made at that time (except  for representations  and  warranties  that speak  as of a specific  date),  and  the  Buyer  shall  have  performed, satisfied and complied in all material respects with the covenants, agreements  and conditions  required  by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Dates.

ARTICLE IX
CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATIONS TO PURCHASE

9.1        First Closing.   The obligation of the Buyer hereunder to purchase the Debentures  at the First Closing  is subject to the satisfaction,  at or before the First Closing  Date, of each of the following conditions,  provided  that these  conditions  are for the  Buyer's  sole  benefit  and may  be waived  by the Buyer at any time in its sole discretion:

(a)         The  Company  shall  have  executed  and  delivered  the  Transaction  Documents applicable to the First Closing and delivered the same to the Buyer.

(b)        The representations  and warranties  of the Company  shall be true and correct  in all material  respects  (except  to the extent  that any  of such  representations  and  warranties  are already qualified as to materiality in Article VI above, in which case, such representations and warranties shall be true and correct in all respects without further qualification)  as of the date when made and as of the First Closing Date as though  made at that time (except  for representations  and warranties  that speak  as of a specific date) and the Company shall have performed, satisfied and complied  in all material respects with the  covenants,  agreements  and  conditions  required  by  this  Agreement  to  be  performed,  satisfied  or complied with by the Company at or prior to the First Closing Date.

(c)           The  Buyer  shall  have  received   an  opinion  of  counsel  from  counsel  to  the Company in a form satisfactory to the Buyer and its counsel.

Exhibit 10.1 - Page - 23

(d)        The Company shall have executed and delivered  to Buyer a closing certificate  in substance and form required by Buyer, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate  of good standing evidencing  the formation  and good standing  of the Company from  the  secretary   of  state  (or  comparable  office)  from  the  jurisdiction   in  which  the  Company  is incorporated,  as of a date within ten (10) days of the First Closing Date; (ii) the Company's Certificate of Incorporation;  (iii) the Company 's Bylaws; and (iv) copies ofthe resolutions  ofthe board of directors of the  Company  consistent  with Section  6.3,  as adopted  by the Company's board  of  directors  in a form reasonably acceptable to Buyer.

(e)           The Company  shall  have authorized,  by appropriate  resolution,  the  issuance  of the Shares.

(f)           No  event  shall  have  occurred  which  could  reasonably  be expected  to  have  a Material Adverse Effect.

(g)        The Company shall have executed such other agreements, certificates, confirmations  or resolutions as the Buyer may required to consummate  the transactions  contemplated  by this Agreement and the Transaction Documents, including a closing statement and joint disbursement instructions as may be required by Buyer.

9.2        Second Closing.   Provided the Buyer is to purchase additional Debentures  in accordance with Section 4.4 at a Second  Closing, the obligation  of the Buyer hereunder  to accept  and purchase  the Debentures  at the Second Closing is subject to the satisfaction,  at or before the Second  Closing  Date, of each of the following conditions:

(a)           The Company shall have executed  the Transaction  Documents  applicable  to the

Second Closing and delivered the same to the Buyer.

(b)        The representations and warranties  of the Company  shall  be true and correct in all material  respects (except  to the extent  that  any  of such  representations  and  warranties  are already qualified as to materiality in Article VI above, in which case, such representations  and warranties shall be true  and  correct  in all respects  without  further  qualification)  as of the  date  when  made  and as  of the Second Closing Date as though made at that time (except for representations and warranties  that speak as of a specific date) and the Company  shall have perfonned,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied  with by the Company at or prior to the Second Closing Date.

(c)           No  event  shall  have  occurred  which  could  reasonably  be expected  to  have  a Material Adverse Effect.

(d)        The   Company    shall   have    executed    such   other   agreements,    certificates, confirmations  or resolutions  as the Buyer  may required to consummate  the transactions  contemplated  by this Agreement and the Transaction Documents, including a closing statement and joint disbursement instructions as may be required by Buyer.

Exhibit 10.1 - Page - 24

ARTICLE X
INDEMNIFICATION

10.1      Company's Obligation to Indemnify.    In  consideration   of  the  Buyer's execution  and delivery   of  this  Agreement   and  acquiring   the  Securities   hereunder,   and  in  addition   to  all  of  the Company's other obligations  under this Agreement,  the Company  hereby agrees to defend and indemnifY Buyer and its Affiliates and subsidiaries  and their respective directors, officers, employees,  agents and representatives, and the successors and assigns of each of them (collectively, the "Buyer Indemnified Parties") and Company does hereby agree to hold the Buyer Indemnified  Parties forever  harmless, from and against any and all Claims made, brought or asserted against the Buyer Indemnified  Parties,  or any one of them, and Company hereby agrees to pay or reimburse the Buyer Indemnified  Parties for any and all Claims payable by any of the Buyer Indemnified Parties to any Person, including reasonable  attorneys' and paralegals'  fees and expenses,  court  costs,  settlement  amounts,  costs of investigation  and  interest thereon from the time such  amounts are due  at the highest  non-usurious  rate of  interest  permitted  by applicable Law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating  to: (i) any  misrepresentation  or breach of any representation or  warranty made by the Company in this Agreement, the Transaction Documents  or any other certificate,  instrument or document contemplated hereby or thereby; or (ii) any breach of any covenant, agreement  or Obligation · of  the  Company  contained  in  this  Agreement,  the  Transaction  Documents  or  any  other  certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing  undertaking  by the Company may be unenforceable for any reason, the Company shall make the maximum  contribution to  the  payment  and  satisfaction  of  each  of  the  Claims  covered  hereby,  which  is  permissible   under applicable Law.

10.2      Buyer's  Obligation  to  Indemnify.    In consideration  of  the  Company's execution  and delivery of this Agreement, and in addition  to all of the Buyer's  other obligations  under this Agreement, the Buyer hereby agrees to d efend and indemnify  the Company  and its Affiliates  and subsidiaries  and their respective  directors, officers, employees,  agents and representatives, and the successors  and assigns of each of them (collectively, the "Company Indemnified Parties") and the Buyer does hereby agree to hold the  Company  Indemnified  Parties  forever  harmless,  from and  against  any  and  all  Claims  made, brought or asserted against the Company  Indemnified Parties,  or any one of them, and the Buyer hereby agrees to pay or reimburse the Company Indemnified Parties for any and all Claims payable by any of the Company  Indemnified  Parties  to any  Person,  including  reasonable  attorneys'  and  paralegals'   fees  and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable  Law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to: (i) any  misrepresentation   or  breach  of  any  representation  or warranty  made  by  the  Buyer  in this Agreement,  the Transaction  Documents  or any  other  certificate,  instrument  or  document  contemplated hereby or thereby; or (ii) any breach of any covenant, agreement or Obligation of the Buyer contained  in this Agreement, the Transaction Documents   or   any   other   certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Buyer may be unenforceable  for  any  reason,  the  Buyer  shall  make  the  maximum  contribution  to  the  payment  and satisfaction of each of the Claims covered hereby, which is penhissible  under applicable  Law.

Exhibit 10.1 - Page - 25

ARTICLE XI
MISCELLANEOUS

11.1      Notices.   All notices of request, demand  and other communications  hereunder  shall  be addressed to the parties as follows:

If to  the Company:                              Dynamic  Ventures Corp.
8776 E. Shea Blvd., Suite B3A-615
Scottsdale,  AZ 85260
Attn: Mr. Paul Kalkbrenner, CEO
Telephone:
Facsimile:
E-Mail: paul@bbsiaz.com

With a copy to:                                     Luke C. Zouvas, Esq.
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Telephone: 619.688.1715
Fax: 619.688.1716
Email: lzouvas@zouvaslaw.com

If to the Secured Party:                       TCA Global Credit Master Fund, LP
1404 Rodman Street
Hollywood, FL 33020
Attn: Mr. Robert Press
Telephone: (786) 323-1650
Facsimile: (786) 323-1651
E-Mail: bpress@trafcap.com

With a copy to:                                    David Kahan, P.A.
3 125 W. Commercial Blvd., Suite 1 00
Ft, Lauderdale,  FL 33309
Attn: David Kahan, Esq.
Telephone:  (954) 548-3930
Facsimile: (954) 548-3910
E-Mail: david@dkpalaw.com

Unless the address is changed by the party by like notice given to the other parties.   Notice shall be in writing and shall be deemed delivered:  (i) if mailed by certified mail, return. receipt  requested,  postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal  Express, UPS or other nationally recognized  overnight  courier  service,  next  business  morning  delivery,  then  one  (1)  business  day  after deposit of same in a regularly  maintained receptacle of such overnight courier;  or (iii) if hand delivered, then upon hand delivery thereof to the address indicated  on or prior to 5:00p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding  the  foregoing,  notice,  consents,  waivers  or  other  communications referred  to  in this Debenture  may be sent  by facsimile,  e-mail, or other method  of delivery,  but shall  be deemed  to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation) that the notice has been received by the other party.

Exhibit 10.1 - Page - 26

11.2      Entire Agreement.     This  Agreement,   including   the  Exhibits  and  Schedules   attached hereto and the documents  delivered  pursuant hereto,  including  the Transaction  Documents,  set forth  all the  promises,  covenants,  agreements,  conditions  and  understandings   between  the  parties  hereto  with respect to the subject matter hereof and thereof, and supersede  all prior and contemporaneous agreements, understandings,  inducements  or  conditions,  expressed  or  implied,  oral  or  written,  except  as contained herein and in the Transaction  Documents.

11.3      Assignment.  The Buyer may at any time assign its rights in this Agreement or any of the other  Transaction  Documents,  or  any  part thereof,  subject  to  obtaining  the  Company's prior  written consent,  which  consent shall not  be  unreasonably  withheld,  conditioned  or  delayed.  In addition, the Buyer may at any time sell one or more participations in the Debentures without consent or approval of the Company. The Company may not sell or assign  this Agreement or any of the Transaction Documents, or  any  portion   thereof,   either   voluntarily  or  by  operation  of  law,  nor  delegate  any   of  its  duties   of obligations hereunder  or thereunder; without  the prior  written  consent  of the  Buyer,  which  consent  may be withheld  in Buyer's sole and absolute discretion.

11.4      Binding  Effect.   This Agreement shall be binding  upap  the parties  hereto, their respective successors and permitted assigns.

11.5     Amendment.  The parties hereby irrevocably agree that no attempted amendment, modification, or  change of this Agreement  shall be valid and effective,  unless   the   parties   shall unanimously agree in writing  to such amendment, modification or change.

11.6      No Waiver.   No waiver  of any provision of this Agreement shall  be effective, unless  it is in writing  and signed  by the party against  whom  it is asserted,  and any such  written  waiver  shall  only  be applicable to the specific  instance  to which  it relates  and shall not be deemed to be a continuing or future waiver.

11.7       Gender and  Use  of Singular  and  Plural.    All  pronouns shall  be  deemed to refer  to the masculine, feminine, neuter,  singular or  plural,  as  the  identity  of the  party  or  parties  or  their  personal representatives, successors and assigns  may require.

11.8       Counterparts.  This  Agreement and  any  amendments hereto  may  be executed in  one  or more counterparts, each of which  shall  be deemed  an original  and all of which  together will constitute one and the same  instrument.

Exhibit 10.1 - Page - 27

11.9      Electronic Signatures.   The  Buyer  is  hereby  authorized to  rely  upon  and  accept  as  an original, this Agreement, any other Transaction Document or other communication which  is sent to Buyer or its counsel  by facsimile, telegraphic, .pdf,  or other  electronic transmission (each,  a "Communication") which  Buyer or its counsel  in good faith  believes  has been signed  by the Company and has been delivered to Buyer  or its counsel  by a properly authorized representative of the Company, whether or not that is in fact  the  case.    Notwithstanding the  foregoing, the  Buyer  shall   not  be  obligated to  accept   any  such Communication as an original and may in any  instance  require  that an original document be submitted to Buyer in lieu of, or in addition to, any such  Communication.

11.10    Headings.  The  at1icle and section headings contained in this Agreement are inserted  for convenience only  and shall not affect  in any way the meaning or interpretation of the Agreement.

11.11     Governing Law.  This Agreement shall be construed in accordance with  the laws  of the State  of Florida,  without  regard  to the principles of conflicts of laws.   The  parties  further  agree  that  any action  between  them  shall  be heard  in Broward County, Florida  and expressly consent  to the jurisdiction and venue  of the State  Courts  sitting  in Broward County, Florida  and the United States  District  Court for the  Southern  District   of  Florida  for  the   adjudication  of  any   civil   action   assetied  pursuant to  this Agreement.

11.12    Further  Assurances.  The  parties  hereto  will execute  and deliver such  further  instruments and do such  further  acts  and things  as may  be reasonably required  to carry  out  the intent  and purposes  of this Agreement.

11.13    Survival.     All  covenants,   agreements,   representations   and  warranties   made   by  the Company  herein shall, notwithstanding  any investigation  by the Buyer,  be deemed material  and  relied upon  by  Buyer  and  shall  survive  the  making  and  execution  of  this  Agreement  and  the  Transaction Documents and the issuance of the Debentures, and shall be deemed to be continuing representations and warranties until such time as the Company  has fulfilled  all of its Obligations  to Buyer,  the Debentures have been repaid in full and Buyer no longer owns any of the Shares.

11.14    Time is of the Essence. The parties hereby agree that time is of the essence  with respect to performance of each of the parties'  Obligations  under this Agreement.   The parties  agree that  in the event that any date on which performance  is to occur falls on a Saturday, Sunday  or state  or national holiday,  then the  time  for such  performance  shall  be extended  until  the next  business  day  thereafter occurring.

11.15   Joint Preparation.  The preparation of this Agreement has been a joint effort of the parties and  the  resulting  documents  shall  not,  solely  as  a matter  of  judicial  construction,  be  constmed  more severely against one ofthe parties than the other.

11.16    Severability.   If any one of the provisions  contained  in this Agreement,  for any  reason, shall be held invalid, illegal or unenforceable  in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect  and  be construed  as if the invalid,  illegal  or  unenforceable  provision  had never  been  contained herein.

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11.17    No Third Party Beneficiaries.  This Agreement  is intended for the benefit  of the  parties hereto  and their respective  permitted successors  and assigns, and is not for the benefit  of, nor may any provision hereof be enforced by, any other Person.

11.18  WAIVER  OF JURY  TRIAL. THE  BUYER  AND  THE  COMPANY,  AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY  TO CONSULT WITH COUNSEL, EACH KNOWINGLY,  VOLUNTARILY  AND INTENTIONALLY WAIVES,  IRREVOCABLY,  THE RIGHT TO  TRIAL  BY  JURY  WITH  RESPECT  TO  ANY  LEGAL  PROCEEDING  BASED  HEREON,  OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION  DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO  BE  EXECUTED   IN  CONJUNCTION   WITH  THIS   AGREEMENT,   OR  ANY   COURSE   OF CONDUCT  OR  COURSE  OF  DEALING  IN  WHICH  THE  BUYER  AND  THE  COMPANY   ARE ADVERSE  PARTIES.   THIS PROVISION  IS A MATERIAL  INDUCEMENT  FOR THE BUYER  TO PURCHASE THE DEBENTURES.

11.19    Compliance  with Federal Law.  The Company  shall: (i) ensure that no Person who owns a  controlling  interest  in or  otherwise  controls  the  Company  is  or  shall  at  any  time  be  listed  on  the Specially  Designated Nationals and Blocked  Person List or other similar lists maintained  by the Office of Foreign Assets Control ("OFAC"),  the Department  of the Treasury,  included in any Executive  Orders or in any other similar lists of any Governmental  Authority;  (ii) not use or permit the use of the proceeds of the purchase  of the Debentures  to violate  any of the  foreign  asset control  regulations  of OFAC  or any enabling  statute,  Executive  Order relating  thereto  or any other  requirements  or restrictions  imposed  by any  Governmental   Authority;   and  (iii)   comply   with  all  applicable   Lender  Secrecy   Act  laws  and regulations,  as amended .  As required by federal law and Buyer's policies and practices, Buyer may need to obtain, verify and record certain customer identification  information and documentation in connection with opening or maintaining accounts or establishing or continuing to provide services.

[SIGNATURES ON THE FOLLOWING PAGE]

Exhibit 10.1 - Page - 29

IN WITNESS WHEREOF,  the patties hereto have caused this Agreement to be execoted as of the date and year set forth above.

COMPANY:

DYNAMIC VENTURES CORP.,
A Delaware corporation

By: /s/ Paul Kalkbrenner
Name: Paul Kalkbrenner
Title:       CEO

GUARANTOR:

BUNDLED BUILDER SOLUTIONS, INC.,
a Delaware corporation

By: /s/ Paul Kalkbrenner
Name: Paul Kalkbrenner
Title:  President/CEO

BUYER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:       TCA Global Credit Fund GP, Ltd.
Its:       General Partner

By:       /s/ Robert Press
Name:    Robert Press
Title:       Director

Each of the undersigned officers of the Company hereby make the following certifications,  on behalf of the Company and in their individual capcities, for the benefit of the Buyer:

1.  Based on the undersigneds'  knowledge,  neither this Agreement,  nor any of the representations  and warranties contained herein, nor any of the other Transaction Documents, contain any untrue statement  of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading.

2.   Based on the undersigneds's knowledge, the financial  statements,  and all other  reports, documents, due diligence and other financial  information  provided to the Buyer in connection  with the transactions contemplated  by this Agreement, fairly present in all material  respects the financial  condition,  business and operations of the Company as of, and for, the periods presented  in each of such statements,  reports and other information.

/s/Paul Kalkbrenner

Paul Kalkbrenner, Chief Executive Officer

/s/ Mark Summers
Mark Summers, Chief Financial Officer

Exhibit 10.1 - Page - 30